U.S. Securities and Exchange Commission

Washington, D.C. 20549

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Form 8-k

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 13, 2014

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Commission File No. 333-123465

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Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 850

Irvine, CA 92612

(Address of principal executive offices)

(949) 559-5017

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Section 8 - Other Events

Item 8.01 Other Events

Universal Bioenergy Inc., (The Company) entered into “Acquisition, Marketing and Distribution Agreement” (the “Agreement”) with Global Energy Group LLC (GEG). The Agreement is for the parties to engage in a venture whereby GEG will engage the Company as its agent to develop a customer base for the sale of energy products and to sell the energy products to those customers.

GEG, our majority shareholder, is a holding company whose primary business is the acquisition of strategic business assets, companies, and investment or joint ventures in both private and public companies creating a mandated diversity in GEG’s portfolio. GEG has developed an energy order fulfillment platform to engage in the physical and financial trading of natural gas, electricity, petroleum and related energy commodities which it proposes to use to enable the Company to purchase energy supplies in larger quantities and to generate greater profit. With offices in both the United States and United Kingdom, GEG is positioned to take advantage of strategic relationships with investor partners and commodities traders in North America, Europe, and world emerging markets. In April 2013, Global Energy Group acquired a major stake in the Company and is now preparing to expand and capitalize on its investment. Global Energy Group LLC owns 1,268,630,000 shares, or 44.78% of the Company’s 2,833,340,081 outstanding shares of common stock.

The Company and GEG are positioned to take advantage of strategic relationships with investor partners and established commodities traders in North America, Europe and the global energy markets. The companies plan to leverage their relationships through established energy traders to engage in the physical and financial trading of natural gas, electricity, petroleum, diesel fuel, jet fuel and related energy commodities. The parties plan to purchase and trade energy contracts on the spot and long-term market, and trade financial futures and power contracts to generate higher revenues, margins and earnings.

The partners may use financial derivatives and other contracts to hedge against the associated risks of both physical and financial trading. This will include a diverse portfolio of energy contracts, but emphasize energy commodities such as natural gas, petroleum, diesel and jet fuel and electricity. The alliance allows the Company to access a relationship with GEG that has its own established energy order fulfillment platform. The Company is projecting that an estimated $100 million in annual revenues could be generated through the venture from the financial trading from the energy futures contracts, and the estimates the profits could be from 2% to 20%, or an estimated $2 to $20 million.

The terms of the Agreement include among other things that;

GEG will engage the Company as its agent to develop a customer base for the sale of energy products and to sell the energy products to those customers.

The Company will develop a customer base to whom the Principal may sell energy products, and sell energy products on Principals behalf to such customers. GEG will provide technical and management assistance, provide guidance and advice on marketing, and, perform other related consulting, advisory and related services to the Company as may be reasonably requested from time to time form GEG.

The “Acquisition, Marketing and Distribution Agreement” has been attached as an Exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, Global Energy Group LLC, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the “Acquisition, Marketing and Distribution Agreement”, were made only for purposes of that Agreement and as of specific dates; were solely for the benefit of the parties to the “Acquisition, Marketing and Distribution Agreement”; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the “Acquisition, Marketing and Distribution Agreement” instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, GEG or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change or be waived after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and GEG, except as required pursuant to the disclosure requirements of the Securities Exchange Act of 1934, as amended.

The foregoing description of the “Acquisition, Marketing and Distribution Agreement” is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the “Acquisition, Marketing and Distribution Agreement”.

The “Acquisition, Marketing and Distribution Agreement” was approved by the Board of Directors of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

9.1 “Acquisition, Marketing and Distribution Agreement” by and among Universal Bioenergy Inc., and Global Energy Group LLC, dated May 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc.
Date: May 13, 2014	By:	/s/ Vince M. Guest

Vince M. Guest President and Chief Executive Officer